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                                  SEMINIS, INC.
                          SEMINIS VEGETABLE SEEDS, INC.
                                SVS HOLLAND B.V.
                      FOURTH AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois


The Banks party to the Credit Agreement
 referred to below

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of June 28, 1999, as amended (the "Credit Agreement"), among the undersigned, SEMINIS, INC., a Delaware corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS") and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), you (the "Banks") and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"). All capitalized terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Administrative Agent, the Banks and the Borrowers wish to amend certain provisions of the Credit Agreement, all in the manner set forth in this Amendment.

1. AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the following provisions of the Credit Agreement shall be amended as follows:

         1.1. The last sentence of the last paragraph of Section 1.1(a) of the Credit Agreement shall be amended to read as follows:

                  "Notwithstanding anything to the contrary contained in this Agreement, the Revolving Credit Notes or any other Loan Document, (i) the Revolving Credit Commitments (including without limitation the Borrowers' ability to obtain L/Cs) were terminated on February 15, 2001, and (ii) the Revolving Credit Loans shall mature, and shall be due and payable in full, on January 14, 2003."



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         1.2.     The amortization table appearing in the last paragraph of
Section 1.2 of the Credit Agreement shall be amended to read as follows:

               PRINCIPAL PAYMENT DATE      AMOUNT OF PRINCIPAL PAYMENT
               ----------------------      ---------------------------
                  July 31, 200l                    $ 2,000,000

                  August 31, 200l                  $ 2,000,000

                  September 30, 200l               $12,000,000

                  October 31, 2001                 $19,000,000

                  February 28, 2002                $ 2,000,000

                  March 31, 2002                   $ 2,000,000

                  June 30, 2002                    $31,000,000

                  August 31, 2002                  $ 9,000,000

                  October 31, 2002                 $ 5,000,000

                  January 14, 2003                 $99,282,389

         1.3. The last sentence of Section 1.4(a) of the Credit Agreement shall be amended to read as follows:

                  "All L/C Participation Fees shall be payable monthly in arrears on the last day of each month and on the final maturity date (scheduled to be January 14, 2003) of the Revolving Credit Loans (whether by lapse of time, acceleration or otherwise), and all L/C Administrative Fees and L/C Issuance Fees shall be payable on the date of issuance of each L/C hereunder and on the date required by Harris."

         1.4. Section 1.4 of the Credit Agreement shall be amended by adding the following provision thereto as subsection (d) thereof:

                           "(d) Notwithstanding anything to the contrary
                  contained in this Agreement, Harris may, in its discretion and upon Seminis' request, replace, renew or extend (including, without limitation, in the case of any L/C with an expiration date that is automatically extended unless Harris gives notice that the expiration date will not be extended beyond its then scheduled expiration date, by means of not giving a notice of non-renewal) the expiration date of any L/C


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                  outstanding on the Fourth Amendment Effective Date to a date not later than December 31, 2003; provided, however, that at the time of such replacement, renewal or extension (or on the latest date any such notice of non-renewal was required to be given, if applicable) the conditions precedent contained in
                  Section 6.2 shall be satisfied; and provided further, that without any notice or demand by the Administrative Agent or any Bank, on January 14, 2003, the Borrowers shall deposit with the Administrative Agent cash collateral in an amount equal to 110% of the amount available to be drawn under all L/Cs outstanding on such date, which the Administrative Agent shall hold as collateral security for the Borrowers' indebtedness, obligations and liabilities to the Administrative Agent and the Banks relating to such L/Cs.."

         1.5. Section 2.1 of the Credit Agreement shall be amended to read as follows:

                           "Section 2.1. Interest. All Loans and unpaid
                  Reimbursement Obligations shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), at the rate per annum equal to 9%, provided that upon the occurrence and during the continuation of an Event of Default all Loans and unpaid Reimbursement Obligations shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), at the rate per annum equal to 11.5%. Interest on the Loans shall be payable monthly in arrears on the last day of each month in each year and at maturity (whether by lapse of time, acceleration or otherwise) of the applicable Notes and interest after maturity shall be due and payable upon demand."

         1.6. Section 3.1(a) of the Credit Agreement shall be amended to read as follows:

                           "Section 3.1. Fees and Other Amounts. (a) The
                  Borrowers agree to pay to the Administrative Agent for the pro rata account of the Banks a restructuring fee in the amount of 2.5% of the aggregate principal amount of all Loans and Reimbursement Obligations and the maximum amount available to be drawn under all L/Cs outstanding on the Third Amendment Effective Date, which shall be fully earned on said date and shall be payable in five installments as follows: $776,169 on each of July 31, 2001, August 31, 2001, and June 30, 2002, and $1,358,296 on December 31, 2002, and $4,074,887 on the earlier of January 14, 2003 and the date on which all Loans and Reimbursement Obligations have been paid in full and no L/Cs are outstanding. The unpaid balance of the final installment in the amount of $4,074,887 shall bear interest at the rate per annum of 15% from December 31, 2002, until such installment is paid in full"

         1.7. Sections 3.3(b) of the Credit Agreement shall be amended to read as follows:

                           "(b) Mandatory Prepayments. All Net Asset Sale
                  Proceeds received by the Borrowers after the Fourth Amendment Effective Date shall be used to prepay the Term Loans then outstanding ratably in accordance with the outstanding principal amounts thereof until all Term Loans have been paid in full and then to


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                  prepay the Revolving Credit Loans then outstanding ratably in accordance with the outstanding principal amounts thereof. Each prepayment required by this Section shall be made no later than the Business Day following the date on which such Net Asset Sale Proceeds are immediately available to any Borrower. All Net Asset Sale Proceeds received by the Borrowers from the Fourth Amendment Effective Date shall be applied to the principal installments on the Term Loans in the inverse order of their respective maturities."

         1.8.     The definition of the term "Applicable Margin" appearing in
Section 4.1 of the Credit Agreement shall be deleted.

         1.9. Section 4.1 of the Credit Agreement shall be amended by adding the following definitions thereto in the appropriate alphabetical order:

                           "Fourth Amendment Effective Date" shall mean
                  December 31,2002.

                           "Fox Paine" shall mean Fox Paine & Company, LLC.

                           "Investment Transaction" shall mean the transactions
                  described in the Preliminary Letter of Intent.

                           "Preliminary Letter of Intent" shall mean the
                  Non-Binding Letter of Intent dated as of December 13, 2002, among Fox Paine, Savia, Alfonso Romo Garza, Fideicomiso 167-5 and Servasa, S.A. de C.V.

                  1.10. Section 7.4 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (m) thereof with a semi-colon and by adding the following provisions thereto as subsections (n),
(o), (p) and q):

                           (n) as soon as available, and in any event within one (1) Business Day after the execution thereof, a copy of a signed letter of intent among Fox Paine, Savia, Seminis and any other parties thereto regarding definitive terms for the Investment Transaction consistent with the terms of the Preliminary Letter of Intent or otherwise acceptable to the Required Banks

                           (o) as soon as available, and in any event within one (1) Business Day after their receipt by Seminis, copies of all approvals and consents necessary in order to consummate the Investment Transaction;

                           (p) as soon as available, and in any event within one (1) Business Day after the execution thereof, copies of all documents and agreements among Savia, Pulsar, Seminis, Fox Paine and others relating to the Investment Transaction, including without limitation all registration statements, reports, documents or disclosure materials, if any, which Seminis, Savia, Pulsar or Fox Paine shall have filed with the Securities and Exchange Commission or any governmental agency substituted therefor, or any national securities exchange; and


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                           (q)      promptly upon the issuance thereof copies of
                  all press releases issued by Savia, Pulsar or Seminis in connection with the Investment Transaction."

         1.11. Sections 7.20,7.22 and 7.23 of the Credit Agreement shall be to read as follows:

                           "Section 7.20. Intentionally omitted.

                           Section 7.22. Intentionally omitted.

                           Section 7.23. Intentionally omitted."

         1.12. The Credit Agreement shall be amended by adding the following provisions thereto as Sections 7.31 and 7.32:

                           "Section 7.31. Additional Matters. (a) The Borrowers
                  will not, and will not permit their respective Subsidiaries to, pay, agree to pay or otherwise become liable for any break-up or other fees in connection with the Investment Transaction (it being agreed and understood that the foregoing shall not prevent Seminis from paying its own costs and expenses incident to the Investment Transaction such as board costs relating to the board's review of the fairness of the Investment Transaction to Seminis' shareholders and the costs of arranging Seminis' financing.

                           (b) Notwithstanding any provision of this Agreement and the other Loan Documents, Seminis will not, and will not permit their respective Subsidiaries to, directly or indirectly pay in cash or Property or reimburse Savia or any of it Affiliates any management or similar fees.

                           Section 7.32. Parent Lenders. If any lenders to Savia
                  or Pulsar whose indebtedness is secured by liens on any preferred or common capital stock of Seminis shall take any action to enforce their rights as creditors of Savia or Pulsar, respectively, at the Required Banks' request Seminis
                  (a) shall promptly and diligently proceed with a transaction in the private or public debt markets to refinance and pay in full all of the Borrowers' indebtedness, obligations and liabilities to the Banks and the Administrative Agent under the Loan Documents and (b) within 30 day of such request by the Required Banks, retain a financial advisor, investment banking firm and/or bank syndication agent to assist it in that process and shall have presented the Banks with a plan for such refinancing prepared with the assistance of its advisors."

         1.13. Section 8.1(b) of the Credit Agreement shall be amended to read as follows:

                           "(b)     Default in the observance or performance of
                  any covenant set forth in Sections 7.4, 7.6, 7.8, 7.9, 7.10, 7.11, 7.16, 7.17, 7.18, 7.20, 7.21, 7.22, 7.23, 7.24, 7.26,
                  7.27, 7.29, 7.31 or 7.32 hereof or of any provision of any of the


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                  Security Documents requiring the maintenance of insurance on the Collateral subject thereto or dealing with the use or remittance of proceeds of such Collateral;".

         1.14. Section 8.1 of the Credit Agreement shall be amended by deleting the period appearing at the end of subsection (1) thereof with "; or" and by adding the following provisions thereto as subsection (m) thereof:

                           "(m)     The Investment Transaction is terminated by
                  any reason, or any party thereto indicates that it is unwilling or unable to proceed with the Investment Transaction."

2. CONDITIONS PRECEDENT.

         This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

         2.1. The Administrative Agent, the Banks and the Borrowers shall have executed and delivered this Amendment.

         2.2.     Each of the representations and warranties set forth in
Section 5 of the Credit Agreement shall be and remain true and correct as to each of the Borrowers, except that the representations and warranties made under
Section 5.2 (except the last sentence thereof) shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section 7.4 of the Credit Agreement.

         2.3. No Potential Default or Event of Default shall have occurred and be continuing.

         2.4. The Borrowers shall have paid the Administrative Agent such fees and expenses, including legal fees and the fees for the Administrative Agent's industry consultants and financial consultants, for which the Administrative Agent has submitted an invoice.

         2.5. The Borrowers and the Banks shall have agreed upon a term sheet for an extension of the Credit Agreement through December 31, 2003 subject to customary acceptable documentation and lender credit approval requirements.

3. REPRESENTATIONS AND WARRANTIES.

         The Borrowers represent and warrant to the Administrative Agent and the Banks as follows:

         3.1.     Each of the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct as to each of the Borrowers as of the effective date hereof, except that the representations and warranties made under Section 5.2 (except the last sentence thereof) shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section 7.4 of the Credit Agreement.


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         3.2.     The Borrowers are in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4. MISCELLANEOUS.

         4.1. The Borrowers have heretofore executed and delivered to the Administrative Agent certain Security Documents, and the Borrowers hereby agree that the Security Documents shall secure all of the Borrowers' indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Administrative Agent thereunder, obligations of the Borrowers thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         4.2. Each Borrower hereby represents, warrants, acknowledges and agrees that (i) there are no set offs, counterclaims or defenses against the Notes, the Credit Agreement (as amended or otherwise modified hereby) or any other Loan Documents (as amended or otherwise modified hereby or by the security agreement amendments) and (ii) there are no claims (absolute or contingent or matured or unmatured) or causes of action by any Borrower against any Bank or any Agent in connection with the Credit Agreement, the Notes and the other Loan Documents. Notwithstanding the immediately preceding sentence and as further consideration for the agreements and understandings contained herein, each Borrower hereby releases the Agents and the Banks, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, in connection with the Credit Agreement, the Notes and the other Loan Documents.

         4.3. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         4.5. No later than January 8, 2003, the Borrowers shall deliver to the Administrative Agent for the benefit of the Banks in sufficient counterparts for distribution to the Banks:


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         (a)      copies, certified as true, correct and complete by the
Secretary or Assistant Secretary of each Domestic Borrower and a Managing Director of SVS Holland, of resolutions regarding the transactions contemplated by this Amendment, duly adopted by the Board of Directors of each Domestic Borrower and the Managing Director of SVS Holland, respectively, and satisfactory in form and substance to all of the Banks; and

         (b) an incumbency and signature certificate for each Borrower satisfactory in form and substance to all of the Banks.


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     Upon acceptance hereof by the Administrative Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

     Dated as of December 31, 2002.


                                        SEMINIS, INC.


                                        By /s/ ENRIQUE OSORIO
                                          Its________________________


                                        SEMINIS VEGETABLE SEEDS, INC.


                                        By /s/ ENRIQUE OSORIO
                                          Its________________________


                                        SVS HOLLAND B.V.


                                        By /s/ GASPAR ALVAREZ
                                          Its________________________

     Accepted and agreed to as of the day and year last above written.


                                   HARRIS TRUST AND SAVINGS BANK,
                                     individually and as Administrative Agent


                                   By /s/ BETSY ERDELYI
                                      ----------------------------------------
                                      Its Vice President


                                   CREDIT AGRICOLE INDOSUEZ

                                   By  /s/ Kathleen M. Sweeney
                                      ----------------------------------------
                                      Its Vice President
                                      Kathleen M. Sweeney


                                   By  /s/ Rene LeBlanc
                                      ----------------------------------------
                                      Its Vice President


                                   BANK OF AMERICA, N.A.

                                   By /s/ M. Duncan McDuffie
                                      ----------------------------------------
                                       Its Managing Director
                                       M. Duncan McDuffie



                                   THE BANK OF NOVA SCOTIA

                                   By /s/ Mark Sparrow
                                      ----------------------------------------
                                       Its Director
                                       Mark Sparrow


                                   COMERICA BANK

                                   By /s/ Ernest M. Zarb
                                      ----------------------------------------
                                      Ernest M. Zarb
                                      Its Senior Vice President


                                   BANK ONE, NA

                                   By /s/ Henry W. Howe
                                      ----------------------------------------
                                      Henry W. Howe
                                      Its Officer

                              UNION BANK OF CALIFORNIA, N.A.

                              By  /s/ Jeffrey Mumm
                                  ----------------------------------------
                                  Its Vice President
                                  Jeffrey Mumm


                              FLEET NATIONAL BANK

                              By  /s/ Kali Ramachandran
                                  ----------------------------------------
                                  Its Vice President
                                  Kali Ramachandran


                              FORTIS CAPITAL CORP.

                              By  /s/ JOHN C. PRENETA          Stephen Suo
                                  ----------------------------------------
                                  Its Executive Vice President
                                  John C. Preneta              Stephen Suo
                                                               A.V.P.


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", New York Branch


                              By  /s/ Ivan Rodriguez
                                  ----------------------------------------
                                  Its Vice President
                                  Ivan Rodriguez


                              By  /s/ Ian Reece
                                  ----------------------------------------
                                  Its Managing Director
                                  Ian Reece


                              BANK OF THE WEST

                              By  /s/ Kathleen Stone
                                  ----------------------------------------
                                  Its Vice President


                              MIZUHO CORPORATE BANK

                              By  /s/ Masahito Fukuda
                                  ----------------------------------------
                                  Its Senior Vice President
                                  Masahito Fukuda

                              U.S. BANK NATIONAL ASSOCIATION

                              By  /s/ Harold Nelson
                                     ---------------------------------

                                 Its V.P.

                              KZH HIGHLAND 2 LLC

                              By      /s/ Susan Lee
                                     ---------------------------------

                                 Its Authorized Agent